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                                                                        Ex. 99.1


                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2004-2




Section 7.3 Indenture                             Distribution Date: 10/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
        $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                      2,205,000.00
            Class B Note Interest Requirement                        202,125.00
            Class C Note Interest Requirement                        303,187.50
                      Total                                        2,710,312.50

       Amount of the distribution allocable to the interest on the Notes per
        $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           1.50000
            Class B Note Interest Requirement                           1.65000
            Class C Note Interest Requirement                           1.92500

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                        1,470,000,000
            Class B Note Principal Balance                          122,500,000
            Class C Note Principal Balance                          157,500,000

(iv)   Amount on deposit in Owner Trust Spread Account            17,500,000.00

(v)    Required Owner Trust Spread Account Amount                 17,500,000.00



                                               By:
                                                        --------------------

                                               Name:    Patricia M. Garvey
                                               Title:   Vice President


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